Exhibit 99.1

Contact:          John B. Williamson, III
                  Chairman, President and CEO
Telephone:        (540) 777-3810

FOR IMMEDIATE RELEASE

                               RGC RESOURCES, INC.
                         FIRST QUARTER FINANCIAL RESULTS

ROANOKE, VA. (FEBRUARY 15, 2005)--RGC Resources, Inc. (NASDAQ: RGCO) announced consolidated Company earnings of $1,625,395 or $0.78 per share on 2,078,860 average diluted shares outstanding for the quarter ended December 31, 2004. This compares to quarterly earnings for the same quarter last year of $1,143,536 or $0.56 per share on continuing operations and earnings of $1,599,403 or $0.79 per share for total operations on 2,021,897 average diluted shares outstanding. John Williamson, Chairman, President and CEO, attributed the improvement in earnings from continuing operations primarily due to the impact of improved natural gas sales margins.

     Earnings per share for the twelve months ending December 31, 2004 were $1.24 on continuing operations and $6.30 for total operations on 2,056,588 average diluted shares outstanding compared to $1.79 on 2,003,985 average diluted shares outstanding for the twelve months ended December 31, 2003. Earnings for the twelve months ended December 31, 2004 were positively impacted by a gain of $9,504,329 or $4.65 per diluted share on the sale of propane assets in the quarter ended September 30, 2004.

     RGC Resources, Inc. provides energy and related products and services to customers in Virginia and West Virginia through its operating subsidiaries including Roanoke Gas Company, Bluefield Gas Company, Diversified Energy Company and RGC Ventures, Inc.

     From time to time, the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements.

     Summary financial statements for the first quarter and twelve months are as follows:


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                                        RGC Resources, Inc. and Subsidiaries

                       Condensed Consolidated Statements of Earnings and Comprehensive Income
                                                     (Unaudited)

                                                         Three Months Ended                 Twelve Months Ended
                                                            December 31,                       December 31,
                                                      2004              2003              2004              2003
                                                  --------------------------------    -------------------------------
Revenues                                         $   34,665,474  $      29,867,898   $  107,944,640   $    94,751,935
Cost of sales                                        27,354,335         23,134,331       83,974,404        72,393,548
                                                  -------------   ----------------    -------------    --------------
Operating margin                                      7,311,139          6,733,567       23,970,236        22,358,387
Other operating expenses                              4,135,459          4,388,023       17,965,614        16,906,465
Interest expense                                        544,718            500,219        1,928,235         1,971,141
                                                  -------------   ----------------    -------------    --------------
Income from continuing operations
   before income taxes                                2,630,962          1,845,325        4,076,387         3,480,781
Income tax expense from continuing operations         1,005,567            701,789        1,527,726         1,280,314
                                                  -------------   ----------------    -------------    --------------
Net income from continuing operations                 1,625,395          1,143,536        2,548,661         2,200,467
Net income from discontinued operations,
   net of income taxes                                        -            455,867       10,411,344         1,389,188
                                                  -------------   ----------------    -------------    --------------
Net income                                            1,625,395          1,599,403       12,960,005         3,589,655
Other comprehensive income (loss), net of tax            32,420             59,879           81,581          (72,104)
                                                  -------------   ----------------    -------------    --------------
Comprehensive income                             $    1,657,815  $       1,659,282   $   13,041,586   $     3,517,551
                                                  =============   ================    =============    ==============

Basic earnings per share of common stock:
   Income from continuing operations             $         0.79  $            0.57   $         1.25   $          1.10
   Discontinued operations                                    -               0.23             5.10              0.70
                                                  -------------   ----------------    -------------    --------------
   Net income                                    $         0.79  $            0.80   $         6.35   $          1.80
                                                  =============   ================    =============    ==============

Diluted earnings per share of common stock:
   Income from continuing operations             $         0.78  $            0.56   $         1.24   $          1.10
   Discontinued operations                                    -               0.23             5.06              0.69
                                                  -------------   ----------------    -------------    --------------
   Net income                                    $         0.78  $            0.79   $         6.30   $          1.79
                                                  =============   ================    =============    ==============

Cash dividends per common share                  $        0.295  $           0.285   $        5.680   $         1.140
                                                  =============   ================    =============    ==============

Weighted average number of common shares outstanding:
   Basic                                              2,066,901          2,010,247        2,042,149         1,994,711
   Diluted                                            2,078,860          2,021,897        2,056,588         2,003,985

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                               Condensed Consolidated Balance Sheets
                                            (Unaudited)
                                                                                               December 31,
ASSETS                                                                                    2004              2003
                                                                                      -------------    --------------
Current assets                                                                       $   46,503,889   $    48,476,369
Total property, plant and equipment, net                                                 71,792,501        66,338,806
Other assets                                                                                534,695           774,220
                                                                                      -------------    --------------

Total Assets                                                                         $  118,831,085   $   115,589,395
                                                                                      =============    ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                                                  $   53,152,887   $    40,262,889
Long-term debt                                                                           16,000,000        30,211,523
Deferred credits                                                                         11,967,555         9,913,144
                                                                                      -------------    --------------
 Total Liabilities                                                                       81,120,442        80,387,556
Stockholders' Equity                                                                     37,710,643        35,201,839
                                                                                      -------------    --------------

Total Liabilities and Stockholders' Equity                                           $  118,831,085   $   115,589,395
                                                                                      =============    ==============

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